Exhibit 99.1

1 Harnessing the Power of Cancer Metabolism to Develop Innovative Therapeutics that Improve and Extend the Lives of Patients “To Save A Life Is To Save A Universe” July 2021 Copyright @ 2021. Rafael Holdings, Inc. Rafael Pharmaceuticals, Inc .

2 Copyright @ 2021. Rafael Holdings, Inc. Rafael Pharmaceuticals, Inc. Safe Harbor Statement This presentation of Rafael Holdings, Inc (Rafael) contains forward - looking statements. Statements that are not historical facts are forward - looking statements and such forward - looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward - looking statements include statements about Rafael’s and its divisions’ future performance, projections of Rafael’s and its divisions’ results of operations or financial condition, and statements regarding Rafael’s plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products and offerings. Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," “likely,” "continue" and similar expressions are intended to identify forward - looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward - looking statements and all such forward - looking statements are qualified in their entirety by reference to the following cautionary statements. Forward - looking statements are based on Rafael’s current expectations, estimates and assumptions. Because forward - looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond the Rafael’s control. Such known and unknown risks, uncertainties and other factors may cause Rafael’s actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward - looking statements. These factors include those discussed under the headings "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition” and “Results of Operations” in Rafael’s periodic filings made with the Securities and Exchange Commission. Rafael cautions that such factors are not exhaustive, and that other risks and uncertainties may cause actual results to differ materially from those in forward - looking statements. Forward - looking statements speak only as of the date they are made and are statements of Rafael’s current expectations concerning future results, events and conditions. Rafael is under no obligation to update any of the forward - looking statements, whether as a result of new information, future events or otherwise.

3 Copyright @ 2021. Rafael Holdings, Inc. Rafael Pharmaceuticals, In c . Company Overview

Recently Announced Merger Will Create "new" Rafael Pharmaceuticals

TRANSFORMATIONAL TRANSACTION TO CREATE A FOCUSED CANCER METABOLISM THERAPEUTICS COMPANY



RAFAEL HOLDINGS,INC.
Rafael Pharma, Inc.
Lipomedix Levco
Barer Research Institute
Real Estate Holdings
FDA

- Rafael Pharmaceuticals will be merged with Rafael Holdings to create a focused late-stage cancer metabolism therapeutics company
- Lead investor, Howard Jonas, will be Chair of merged company
- Majority interests in liposomal companies to provide future optionality
- Real Estate holdings to be monetized to fund Rafael Pharmaceuticals
- Merged company will be named Rafael Pharmaceuticals and remain NYSE listed – RFL*

4

Copyright @ 2021. Rafael Holdings, Inc. Rafael Pharmaceuticals, Inc.

*Rafael Holdings shareholders will own 52% of merged company

RAFAEL Holdings, Inc.

5 Copyright @ 2021. Rafael Holdings, Inc. Rafael Pharmaceuticals, Inc. Rafael Pharmaceuticals is Focused on Cancer Metabolism Rafael Pharmaceuticals is a clinical - stage oncology company focused on selectively targeting cancer metabolic pathways while simultaneously harnessing the immune system

6 Copyright @ 2021. Rafael Holdings, Inc. Rafael Pharmaceuticals, Inc. Rafael Pharmaceuticals Highlights Focused Clinical - Stage Cancer Metabolism Therapeutics Company • Portfolio of novel cancer metabolism therapeutics in multiple indications • Advancing compounds from discovery through clinical development • Unique opportunity ahead of multiple value inflection points over the next 18 months Lead Product Candidate, CPI - 613 ® (devimistat) , Pipeline in a Molecule with Blockbuster Potential • Phase 3 data readout for first line Pancreatic Cancer in 4Q 2021 with potential NDA in 1H 2022 • Enrolling Phase 3 Relapsed/Refractory Acute Myeloid Leukemia (r/r AML) • Fast Track Designations for both Phase 3 programs with potential for accelerated approval • Multiple ongoing/planned Phase 1/2 clinical trials in Biliary, r/r Burkitt, r/r Clear Cell Sarcoma, r/r T - cell lymphoma, r/r MDS, and Colorectal • Orphan Drug Designation for seven indications in US and two indications in EU • Out - licensed to Ono Pharmaceuticals in Japan & select geographies in Asia, $12.9 mm upfront, up to $150.3 mm in milestones plus low double - digit royalties on sales World - Leading Scientific and Medical Advisors Shaping Strategy and Pipeline Development Highly Experienced New Leaders Joining Team

Highly Experienced Leaders Recently Joined Rafael



NOVARTIS

Ameet Mallik
Chief Executive Officer

- 20+ years of biopharma experience
- Most recently EVP and Head of the ~$6B U.S. Business at Novartis Oncology responsible for all commercial and medical operations
- Prior to this was SVP, Global Head of Marketing, Value and Access as well as SVP, Head of Latin America and Canada for Novartis Oncology
- Led fully integrated business as Sandoz Global Head of Biopharmaceuticals & Oncology Injectables



Immunomedics

NOVARTIS

William Conkling
Chief Commercial Officer

- Over 20 years' experience in the pharmaceutical/biotech industry working in Oncology
- Extensive experience launching innovative oncology products
- Led the launch of Trodelvy® at Immunomedics Inc. (acquired by Gilead for $21B in October 2020)
- 13 years at Novartis Oncology where he helped lead the launch of the first CAR-T therapy approved in the U.S. — Kymriah®



moderna

Shannon Thyme Klinger
Board Member
Chief Legal Officer, Moderna

- Served as Chief Legal Officer and member of the Executive Committee for Novartis from 2018-2021
- Previously, Chief Ethics and Compliance Officer and Global Head of Litigation, Novartis and General Counsel and Global Head of Legal at Sandoz, a Novartis division
- Member of the Board of Directors of the SIX Group (Switzerland) from 2016-2020



FORTY SEVEN

Mark A. McCamish, MD, PhD
Board Member
President and Chief Executive Officer, IconOVir Bio

- Served as President and Chief Executive Officer of Forty Seven Inc., through the IPO and multiple financings critical phases of clinical development until the acquisition by Gilead for $4.9 Billion
- Previously, Global Head of Biopharmaceutical Development at Sandoz, a Novartis division
- Held senior leadership roles at PDL, Perlegen, Amgen and Abbott

7

Copyright @ 2021. Rafael Holdings, Inc. Rafael Pharmaceuticals, Inc.

RAFAEL
Holdings, Inc.

Our Scientific Strategy in Cancer Metabolism: 3-Pronged Approach to Tip the Balance

METABOLIC PERTURBATIONS


CD8+CTL
NK
M1
ANTI-CANCER
TUMOR CELL
TREG
MDSC
M2
PRO-CANCER

1 Specifically target **CANCER CELL METABOLIC PATHWAYS**

2 Inhibit **PRO-CANCER** immune guardians such as MDSC, Tregs and M2 macrophages that protect the tumor

3 Stimulate or preserve CD8, CTL, NK and M1 macrophages to harness the **ANTI-CANCER** immune system to kill the tumor

8

Copyright @ 2021. Rafael Holdings, Inc. Rafael Pharmaceuticals, Inc.

RAFAEL Holdings, Inc.

9 C opyright @ 2021. Rafael Holdings, Inc. Rafael Pharmaceuticals, Inc. CPI - 613 (devimistat) • Phase 1 - 3 in multiple indications Dual - SHMT inhibitor • Targeting T - ALL, and other tumor types • Orally available lead, Phase 1 planned for late 2022/early 2023 Metabolic Immune Enhancer • Animal testing Autophagy inhibitor • Animal testing Nucleotide Metabolism Inhibitors • Discovery stage programs addressing novel targets Cancer Metabolism Pipeline Targeting Tumors with Novel Approaches Immune Cell Immune S timul a t or Cell D e ath SHMTi Serine Gly cine SHMT1/2 Nucle o tides CPI - 613 A u t opha g y MITOCHONDRIA Ene r g y ER A u t opha g y Inhibitor TK1i Thymidine TK1 dTMP in c orpo r ation into lipids c ell d e ath Nucleus Can c er Cell Immune Enhancer

10 Copyright @ 2021 Rafael Holdings, Inc. Rafael Pharmaceuticals, Inc. World - Leading Scientific and Medical Advisors Shaping the Strategy and Pipeline • Richard Axel, MD - Nobel Laureate, Professor at Columbia University, Genentech and Rafael Board member • Navdeep Chandel, PhD – Professor of Medicine and Cell Biology, Northwestern University • Jorges Cortes, MD - Director of Georgia Cancer Center, Augusta University • Greg Cosma, PhD - Previously Head of Toxicology at Genentech, Advisor for Erasca • Chi Van Dang, MD, PhD - Director of Ludwig Institute for Cancer Research, editor - in - chief of AACR’s flagship journal Cancer Research, Professor at Wistar Institute, Rafael Board member • Philip Philip, MD, PhD – Professor of Oncology and Pharmacology, Karmanos Cancer Center, Wayne State University • Joshua Rabinowitz, MD, PhD - Inventor of methods to study metabolomics, Professor at Princeton University and Director of Ludwig Princeton Cancer Institute • Bruce D. Roth, PhD - Inventor of Lipitor, previously Head of Chemistry and Small Molecule Discovery at Genentech • Joseph Salvino, PhD – Professor of Medicinal Chemistry at Wistar Institute, former Director at Cephalon • Richard Scheller, PhD - Lasker Laureate, Google Ventures, Bridge Bio and Rafael Board member, former Head of Genentech Research and Early Development

11 Copyright @ 2021. Rafael Holdings, Inc. Rafael Pharmaceuticals, Inc. CPI - 613® (devimistat)

12 Copyright @ 2021. Rafael Holdings, Inc. Rafael Pharmaceuticals, Inc. CPI - 613® (devimistat) Mechanism of Action • CPI - 613 ® (devimistat) is an analog of normally transient, acylated catalytic intermediates of the enzyme cofactor lipoate • CPI - 613 ® (devimistat) tumor selectivity is enhanced by tumor - drug retention • CPI - 613 ® (devimistat) turns off the mitochondrial tricarboxylic acid (TCA) cycle in cancer cells • CPI - 613 ® (devimistat) induces mitochondrial stress by activating a redox feedback loop • CPI - 613 ® (devimistat) induces metabolic stress leading to apoptotic and necrotic cancer cell death More than 750 patients dosed with CPI - 613® (devimistat) in multiple trials in solid tumors and hematological malignancies

13 CPI - 613 ® (devimistat): Key Attributes • Minimally toxic to healthy cells (well tolerated) • Allows for extended treatment • Can be used in combination • Potential to treat elderly patients • Opportunity across lines of therapy • Potential to increase responses in traditionally resistant tumor types • Could reduce vulnerability to drug resistance • Expected to suppress metabolism - based resistance to companion Standard of Care • Solid and liquid tumors • Difficult - to - treat cancers • Treatment - resistant cancers Highly Selective for Cancer Cells Inhibits Multiple Targets in Cancer Metabolism Pathways Active in Multiple Cancer Types Copyright @ 2021. Rafael Holdings, Inc. Rafael Pharmaceuticals, Inc.

CPI-613® (devimistat): A Pipeline in a Molecule

ADDRESSABLE PATIENT POPULATION OF >100K Patients in the U.S.


Pancreatic Cancer
TODAY
TOMORROW
r/r AML
BILIARY
r/r T-CELL LYMPHOMA
r/r BURKITT
COLORECTAL
r/r CLEAR CELL SARCOMA
r/r MDS
> 40K patients
20K – 40K patients
5K – 20K patients
< 5K patients

PIVOTAL PHASE 3 TRIALS UNDERWAY

ADDITIONAL INDICATIONS UNDER DEVELOPMENT

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Copyright @ 2021. Rafael Holdings, Inc. Rafael Pharmaceuticals, Inc.

RAFAEL Holdings, Inc.

15 Product Indication Phase I Phase II Phase III SOLID TUMORS devimistat + mFOLFIRINOX First - Line Metastatic Pancreatic Cancer* devimistat + mFOLFIRINOX First - Line Locally Advanced Pancreatic Cancer* devimistat + hydroxychloroquine Relapsed or Refractory Clear Cell Sarcoma # devimistat + gemcitabine + cisplatin First - Line Locally Advanced, Unresectable or Metastatic Biliary Tract Cancer* devimistat + gemcitabine+ nab - paclitaxel First - Line Metastatic Pancreatic Cancer* devimistat + FOLFOXIRI + bevacizumab Metastatic Colorectal Cancer # HEMATOLOGICAL MALIGNANCIES devimistat + cytarabine + mitoxantrone Relapsed or Refractory Acute Myeloid Leukemia (r/r AML)* devimistat Relapsed or Refractory Burkitt Lymphoma / Leukemia or High - grade B - cell Lymphoma* devimistat + hydroxychloroquine Relapsed or Refractory Myelodysplastic Syndrome (MDS) # devimistat + bendamustine Relapsed or Refractory T - cell Lymphoma # CPI - 613® (devimistat): Ongoing and Planned Clinical Development Programs *Ongoing; # Planned Copyright @ 2021. Rafael Holdings, Inc. Rafael Pharmaceuticals, Inc.

CPI-613® (devimistat) has the Potential to Improve Outcomes in the Majority of Pancreatic Cancers

Metastatic Pancreatic Cancer

FIRST-LINE:

Phase 3 Trial:
AVENGER 500® (N=528)
devimistat + mFOLFIRINOX
vs.FOLFIRINOX

Phase 1 Trial:
devimistat +
gemcitabine + nab-paclitaxel

SECOND-LINE +

Evaluated in a number of patients as compassionate use


52%
7%
11%
30%
PANCREATIC CANCER
Unspecified (Not staged)
Localized

FIRST-LINE:

Phase 2 Neoadjuvant Trial:
devimistat + mFOLFIRINOX

Locally Advanced Pancreatic Cancer

~250,000 Patients (US, EU, JP) With High Unmet Medical Need

16

Source: SEER Data

Copyright @ 2021. Rafael Holdings, Inc. Rafael Pharmaceuticals, Inc.

RAFAEL Holdings, Inc.

Source: *N Engl J Med 2011;364:1817 - 25.; ** N Engl J Med 2013;369:1691 - 703, † Not Evaluated; # Lancet Oncol 2017; 18: 770 - 78 17 Copyright @ 2021. Rafael Holdings, Inc. Rafael Pharmaceuticals, Inc. CPI - 613 ® (devimistat) in Combination with Modified FOLFIRINOX in Metastatic Pancreatic Cancer 19 . 9 gemcitabine g e m c i t a b i n e + n a b - paclitaxel FOLFIRINOX m F O LF I R I N O X + devimistat Median Overall Survival (months) 6 . 8* 11.1 * 8.5 ** gemcitabine g e m c i t a b i n e + n a b - paclitaxel FOLFIRINOX m F O LF I R I N O X + devimistat Median Progression - Free Survival (months) 9.9 # 3.3 * 6 . 4* 5 . 5 ** 9.2 # gemcitabine † g e m c i t a b i n e + n a b - paclitaxel FOLFIRINOX m F O LF I R I N O X + devimistat Median Duration of Response (months) 3 . 9* 5 . 9* 23.0%** 61.0% # gemcitabine g e m c i t a b i n e + n a b - paclitaxel FOLFIRINOX m F O LF I R I N O X + devimistat Objective Response Rate (ORR) 9.4%* 31 . 6% *

CPI-613® (devimistat) in Combination with gemcitabine and nab-paclitaxel in Locally Advanced or Metastatic Pancreatic Cancer

Response Summary

devimistat + gemcitabine + nab-paclitaxel	N	%
CR	1	5%
PR	9	45%
SD	8	40%
PD	2	10%
Not Evaluable	**2**	
Total Evaluated for Efficacy	**20**	
ORR (CR + PR)	**10**	**50%**

Note: Numbers may not add up due to rounding

Comparison with gemcitabine + nab-paclitaxel (Historical Data)*

Objective Response Rate (ORR)


23%
50%
gemcitabine + nab-paclitaxel
devimistat + gemcitabine + nab-paclitaxel

*Historical Data: N Engl J Med 2013;369:1691-703

18
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RAFAEL Holdings, Inc.

19 50 . 00% 40 . 00% 30 . 00% 20 . 00% 10 . 00% 0 . 00% - 10.00% - 20.00% - 30.00% - 40.00% - 50.00% - 60.00% 11 17 10 7 25 13 40 26 20 3 9 2 22 35 21 24 38 37 27 34 12 28 39 14 16 15 29 4 36 33 18 6 19 5 Patient Number (N = 36) Change of Tumor Size from Baseline (%) Maximum Percent Change of Tumor Size from Baseline CPI - 613 ® (devimistat) in Combination with Modified FOLFIRINOX in Locally Advanced Pancreatic Cancer - 30% † O n g o i n g S t u d y Last Updated: June 18, 2021 40 patients dosed to date. 36 patients evaluated for efficacy. Patients continue to respond at a good rate. 13 out of total 25 patients undergone surgery successfully after the ‘completion’ of therapy # . PR: 11 S D : 23 ## PD 2** *RECIST guideline version 1.1 † As per RECIST guideline version 1.1, PR was defined as at least a 30% decrease in the sum of diameters of target lesions, taking the baseline sum diameters as reference # 1 patient underwent surgery before completion of therapy ## For patient no. 30 the best response is SD but % is not mentioned and hence not included in the above graph ** For patient no. 1 the best response is PD but % is not mentioned and hence not included in the above graph Copyright @ 2021. Rafael Holdings, Inc. Rafael Pharmaceuticals, Inc.

CPI-613® (devimistat) Phase 3 Study in Combination with Modified FOLFIRINOX in First-Line Metastatic Pancreatic Cancer

OPEN LABEL, MULTICENTER, RANDOMIZED TRIAL

First-Line Metastatic Pancreatic Adenocarcinoma

Randomization (1:1)
N= 528

Patient Population:
Female and male patients with **Metastatic (Stage IV) adenocarcinoma of pancreas**;
18 – 75 years of age; ECOG Stage 0-1

Arm 1 (Test Arm) N= 266

CPI-613®, mFOLFIRINOX

CPI-613® at 500 mg/m^2 IV infusion at a rate of 4mL/min via a central venous port on day 1 and 3 of a 14-day cycle.

AVENGER 500
CLINICAL TRIAL FOR PANCREATIC CANCER

Arm 2 (Control Arm) N= 262

FOLFIRINOX

ONGOING STUDY
NCT03504423

Primary Endpoints:
- OS*

Secondary Endpoints:
- PFS
- ORR
- DOR
- Safety
- PK
- PRO

- Enrolled over one year ahead of plan.
- Data readout of this study expected in 4Q 2021.
- Requests for compassionate use from multiple sites.

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Copyright @ 2021. Rafael Holdings, Inc. Rafael Pharmaceuticals, Inc.

*Hazard ratio for significance of 0.806

RAFAEL Holdings, Inc.

CPI-613® May Significantly Improve Outcomes in Relapsed or Refractory AML

AML TREATMENT PARADIGM


Complete Response
Allogeneic Transplant
RISK STRATIFY
RISK STRATIFY
FIT
Induction Therapy
Consolidation Chemotherapy
Non-FIT
Maintenance
HMA +/- BCL2i or Targeted Therapies
Primary Refractory
Relapse

- AML affects ~ 20,000 patients in the US and incidence is increasing
- Ultimately, 50% to 80% of patients relapse
- Despite advances, there is currently no SOC for r/r AML
- Mitochondrial function is essential for resistance in r/r AML

21

Copyright @ 2021. Rafael Holdings, Inc. Rafael Pharmaceuticals, Inc.

RAFAEL Holdings, Inc.

*Leuk Res. 2015 September ; 39(9): 945 – 949; **Phase I + Phase II data 22 Copyright @ 2021. Rafael Holdings, Inc. Rafael Pharmaceuticals, Inc. CPI - 613® (devimistat) in Combination with High Dose Cytarabine (HiDAC) and Mitoxantrone (Salvage Trial) in Relapsed or Refractory AML Exhibits Promising Activity ELDERLY PATIENT POPULATION ( ≥ 50 YEARS) HISTORICAL COHORT* COMBINED DATA** High Dose cytarabine + mitoxantrone devimistat (2,000 mg/m 2 ) + High Dose cytarabine + mitoxantrone N 81 25 CR 28% 44% CR + CRi 37% 52% Median OS (Months) 5 . 6 10 . 4 Pooled dataset ** of both Phase I and Phase II trials in patients 50 years of age or older

CPI-613® (devimistat) in Combination with CHAM in r/r AML: Phase 3 Study Details

OPEN LABEL, MULTICENTER, RANDOMIZED TRIAL

Relapsed/Refractory AML

Randomization (1:1)
N= 500

Patient Population:
Female and male subjects with **relapsed/refractory AML;**
≥50 years of age; ECOG Stage 0-2;
Expected survival >3 months

Arm 1 (Test Arm) N= 250

CPI-613® (devimistat) + high dose Cytarabine + Mitoxantrone (CHAM)

ARMADA 2000
CLINICAL TRIAL FOR ACUTE MYELOID LEUKEMIA

Arm 2 (Control Arm) N= 250

Control group 1:
High Dose Cytarabine and Mitoxantrone (HAM)
Control sub-group 1:
Mitoxantrone, Etoposide and Cytarabine (MEC)
Control sub-group 2:
Fludarabine, Cytarabine, and Filgrastim (FLAG)

Primary Efficacy Endpoints:
- CR

Secondary Efficacy Endpoints:
- OS
- CR + CRh
- Safety
- PK
- PROs

- Positive outcome from preplanned interim futility analysis, trial to continue as is

23
Copyright @ 2021. Rafael Holdings, Inc. Rafael Pharmaceuticals, Inc.
RAFAEL Holdings, Inc.

Clinical Experience of CPI-613® (devimistat) in Relapsed or Refractory Burkitt Lymphoma

Case Report #1: Relapsed Burkitt Lymphoma
19-year-old female with relapsed Burkitt Lymphoma

Before devimistat



After 3 Cycles of devimistat



Before devimistat:

- The patient was suffering from second relapse after first-line therapy in CALGB 10002 study and second-line therapy of hyper-CVAD and myeloablative allogeneic stem cell transplant

After devimistat Monotherapy:

- Achieved and maintained radiographic partial response status after the third cycle and maintained for 17 cycles of therapy over 51 weeks
- Then the patient pursued surgical resection of residual tumor
- Clinical follow-up on the patient indicated no evidence of disease more than 90 months

Case Report #2: Patient with Relapsed/Refractory Burkitt Lymphoma

Before devimistat


Oct 12 2020

At Baseline

(narcotic dependent, minimally ambulatory; Thigh lesion 10.8x 6.5; SPD 70.2; SUV max 23.9; Mediastinal blood pool SUV 1.1 / liver 1.8)

After 3 Cycles


Dec 04 2020

Partial Response (PR) As Per RECIL Criteria

(SPD: not measurable; SUV max 2.7; Mediastinal blood pool SUV 1.1 / liver 1.2)

After 6 Cycle


Mar 26 2021

Complete Response (CR) As Per RECIL Criteria

(NED, normal functional status)

24

Copyright @ 2021. Rafael Holdings, Inc. Rafael Pharmaceuticals, Inc.

RAFAEL Holdings, Inc.

Clinical Experience of CPI-613® (devimistat) in T-Cell Lymphoma and Myelodysplastic Syndrome (MDS)

Relapsed or Refractory T-Cell Lymphoma: (N=14)

Phase I study of devimistat in combination with bendamustine exhibited significant signal for efficacy

	bendamustine (BENTLY Trial*)	devimistat + bendamustine
ORR	50%	75%
Median OS	6.2 Months	9.2 Months
Median PFS	3.6 Months	6.4 Months

Plan to initiate Phase 2 clinical trial in Q4 2021

*Note: This is an illustrative comparison of clinical experience of devimistat + bendamustine with data from one historical trial of bendamustine alone (BENTLY Trial)

Relapsed or Refractory Myelodysplastic Syndrome (MDS): (N=12)

Phase II Study of devimistat (Single Agent)

	CRi	Marrow CR	SD	PD
N*	1	1	8	2
%	8%	8%	67%	17%

Plan to initiate Phase 2 combination clinical trial with HCQ in Q4 2021

*3 patients are still alive with one patient SD after 6 years

25
Copyright @ 2021. Rafael Holdings, Inc. Rafael Pharmaceuticals, Inc.
RAFAEL Holdings, Inc.

26 CPI - 613® (devimistat) is a Pipeline in a Molecule With Blockbuster Potential • Clinical development programs underway across multiple indications have potential to treat patient populations exceeding 100,000 in the U.S. and significantly more ex - U.S. • Data readout from registrational Phase 3 clinical trial in first line Pancreatic Cancer in 4Q 2021 with potential NDA submission in 1H 2022 • Enrollment in Phase 3 clinical trial in Relapsed/Refractory AML ongoing • Fast Track Designation for both Phase 3 indications provide the potential for rapid approval • Orphan Drug Designation in seven indications in US and in two indications in EU • IP and exclusivity to 2029 and potentially beyond • Next generation compounds under development Highlights Copyright @ 2021. Rafael Holdings, Inc. Rafael Pharmaceuticals, Inc .

27 Key Priorities

28 Copyright @ 2021. Rafael Holdings, Inc. Rafael Pharmaceuticals, Inc . Key Priorities for the Next 18 Months Maximize Potential of CPI - 613® (devimistat) • Readout Phase 3 clinical trial in first - line Metastatic Pancreatic Cancer in 4Q’21, submit NDA in 1H’22, prepare for U.S. commercial launch, and define ex - US strategy • Continue enrollment in r/r AML Phase 3 clinical trial and reach 2 nd interim analysis in 4Q’21 • Continue recruitment in Biliary and r/r Burkitt clinical trials • Initiate Phase 1/2 studies in colorectal, r/r MDS, r/r T - Cell lymphoma, r/r clear cell sarcoma Discover and Advance the Pipeline • Advance Dual - SHMT Inhibitor into Phase 1 in late 2022/early 2023 • Discover and advance internal cancer metabolism research programs • In - license additional early - stage assets leveraging our scientific advisors Build High Growth Oncology Company • Successfully complete merger and integrate operations • Further strengthen highly experienced team • Foster high purpose and performance driven culture Evolving into a High Growth, Fully Integrated Cancer Metabolism Therapeutics Leader Focused on Improving and Extending the Lives of Patients

2 9 Thank You CONTACT: Barbara Ryan, Investor Relations barbara.ryan@rafaelholdings.com (203) 274 - 2825